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                                                                    EXHIBIT 99.2


FOR IMMEDIATE RELEASE

      MRV ANNOUNCES 2ND QUARTER RESULTS, AND THE ACQUISITION OF ASTROTERRA
                                  CORPORATION

  Unification of Optical Wireless Activities to Take Place Under Newly Formed
                              Optical Access, Inc.


Chatsworth - California - July 27, 2000 - MRV Communications, Inc. (Nasdaq:
MRVC) today announced closing the acquisition of AstroTerra Corporation, a pioneer in the development of free-space optical wireless technology. This acquisition, together with the acquisition of JOLT, announced earlier this year, propels Optical Access, Inc. into a premier position as the leading supplier of optical wireless solutions.

Newly formed Optical Access, Inc. develops, manufactures and markets optical wireless systems that enable a fundamental shift in the design of the access network. The company's products create an unconstrained optically meshed networks with intelligent switching, provisioning and aggregation Features. Together with its WDM fiber solutions, Optical Access eliminates the bottleneck between the user's premises and the backbone network. This allows a provider to bypass the incumbent carrier's copper access network, to quickly and cost-effectively establish enhanced high-speed broadband services. The Optical Access solutions enable faster deployment and increased bandwidth over competing solutions. The company's switched meshed architecture and redundant features provide service availability in all weather conditions.

AstroTerra Corporation was founded in 1992 and quickly established itself as the recognized leader in the high-speed optical wireless communications field. The company's strong intellectual property includes patented technology that uses multiple transmit apertures to avoid atmospheric scintillation fade. This allows wireless optical transmission up to 5 kilometers. In partnership with Lucent Technologies, AstroTerra was the first to demonstrate a working laser communication system capable of transferring data at rates of 2.5 Gbps over a range of 2.4 kilometers. AstroTerra's new TerraLink Fusion systems combine an optical communication link with an automatic radio frequency back-up to provide 100% wireless availability, even in the worst weather conditions.

AstroTerra has shown great success in developing high-speed satellite laser communications technology, most notably with the Ballistic Missile Defense Organization and US Army Space and Missile Defense Command. The Space Technology Research Vehicle -2 (STRV-2) is the first satellite-to-ground experiment capable of transmitting information at Gigabit speeds over a distance of two thousand kilometers.

Dr. Eric Korevaar, president of AstroTerra, commented: "We are very excited to join forces with an innovative, forward-thinking company like MRV
Communications. Combining our expertise in optical wireless




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technology with the comprehensive solution that Optical Access offers represents a strong step forward in bringing ultra high-speed wireless solutions to the last-mile telecommunications arena."

Noam Lotan, President & CEO of MRV commented: "Acquiring AstroTerra Corporation establishes Optical Access as the leader in optical wireless technology. This technology is poised to make a strong impact on the last mile broadband access. Wireless access is cheaper and faster to install than fiber and can deliver the high bandwidth that users require. With our robust product line, the experience of thousands of optical wireless installations, and substantial ownership of intellectual property, MRV stands to capitalize on the emerging opportunities in this field. We intend to file for an Initial Public Offering of Optical Access within 90 days."

Separately, MRV announced closing the acquisitions of Optronics International Corporation ("OIC") and Quantum Optech Inc. ("QOI"), now part of Luminent, Inc.

Organizational changes in Management

The following changes took place in the management of Luminent, Inc. Dr. William
R. Spivey, former President of the Network Products group of Lucent Technologies, was appointed President, Chief Executive Officer and Director of Luminent. Eric Blachno, former Managing Director of Research and a Financial Analyst for PMG, was appointed Vice President of Finance and Chief Financial Officer of Luminent. Khalid (Ken) Ahmad resigned his position as General Manager of Luminent and in so doing, is no longer an officer at MRV. Dr. Mark Heimbuch, was appointed Vice President and Chief Technology Officer of Luminent. In addition, Dan Avida, former Chairman and CEO of Electronics for Imaging, Richard
S. Hill, Chairman and CEO of Novellus Systems, and Amos Wilnai, Chairman of MMC Networks, joined the newly formed Board of Directors of Luminent.

The following changes in management took place at MRV and its subsidiaries. At iTouch Communications, Philippe Szwarc was appointed Chief Executive Officer, Mary Jane Gruninger was appointed Executive Vice President of Research and Development and Engineering, and Francois-Henri Worm, Founder of CES, was appointed Chief Technology Officer. Ofer Iny, Vice President of Engineering at Zuma Networks, is no longer an officer of MRV. In addition, Guy Avidan will head Optical Access, Inc.

Financials

Revenues for the quarter were $73,935,000, up from $73,251,000 in the second quarter of 1999. Including non-recurring charges, net loss for the second quarter of 2000 was $27,750,000 compared to net income of $525,000 in the quarter ended June 30, 1999. Including non-recurring charges, basic and diluted loss per share for the second quarter of 2000 were $0.44 compared to basic and diluted earnings per share of $0.01 in the second quarter of 1999. Excluding non-recurring charges, basic and diluted earnings per share for the second quarter of 2000 were $0.02 compared to basic earnings per share of




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$0.08 and diluted earnings per share of $0.07 in the second quarter of 1999.

Revenues for the six months ended June 30, 2000 were $ $139,007,000 compared to $143,367,000 for the corresponding six month period in 1999. Including non-recurring charges, net loss for the six months ended June 30, 2000 was $33,614,000 compared to a net loss of $384,000 for the corresponding period in 1999. Excluding non-recurring charges, net income for the six months ended June 30, 2000 was $1,502,000 compared to net income of $6,488,000 for the corresponding period in 1999. Including non-recurring charges, basic and diluted losses per share for the six months ended June 30, 2000 were $0.56 compared to basic and diluted losses per share of $0.01, for the six months ended June 30, 1999. Excluding non-recurring charges, basic earnings per share were $0.03 and diluted earnings per share were $0.02 for the six months ended June 30, 2000, compared to basic and diluted earnings per share of $0.12, for the six months ended June 30, 1999.

All historical amounts reflected in these financial results have been adjusted for the 2 for one stock split that took place in May 2000.

About MRV Communications, Inc.

MRV Communications is a world-class leader in optical network components and systems. The company has leveraged its early leadership in fiber optic transmission into a well-focused range of solutions, integrating switching, routing, access servers and optical transmission systems.

As the Internet evolves into a single global communication network, MRV has launched the development of new technologies to drive the next-generation infrastructures. Such developments encompass optical access systems, subscribers' management systems and Linux-based solutions.

MRV has initiated and funded cutting-edge start-up companies including Zaffire (formerly known as New Access Communications), Charlotte's Networks, Hyperchannel, Zuma Networks and most recently RedC Optical Networks. MRV's web site is located at http://www.mrv.com.

This release may contain forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by MRV with the Securities and Exchange Commission, specifically the most recent reports on Forms 10K and 10Q, which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including potential fluctuations in operating results, dependence on new product developments, rapid technological and market changes, manufacturing risks, volatility of the company's stock price, financial risk management, and future growth subject to risks. The announcement of the anticipated filing of any registration statements contained herein does not constitute an offer of any securities for sale.


CONTACT: MRV Communications Inc.
Diana Hayden, 818/886-6782, Investor Relations diana@mrv.com


MRV Communications, Inc.



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MRV COMMUNICATIONS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (IN THOUSANDS)

---------------------------------------------------------------------------------------------
                                                                    June 30,     December 31,
                                                                      2000          1999
                                                                   (unaudited)    (audited)
---------------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS:
              Cash & cash equivalents                                $ 45,207      $ 34,330
              Short-term investments                                    3,427        10,141
              Accounts receivable                                      63,555        60,637
              Inventories (Including Contract in Progress of
                   $1,682 in 2000)                                     49,616        35,392
              Refundable Income Taxes                                    --           3,216
              Deferred income taxes                                     7,663         6,907
              Other current assets                                      5,872         6,336
--------------------------------------------------------------------------------------------
                   Total current assets                               175,340       156,959

PROPERTY AND EQUIPMENT - At cost, net of depreciation
              and amortization                                         48,497        19,600

OTHER ASSETS:
              Goodwill & Intangibles                                  321,764        27,214
              Deferred compensation                                    40,795          --
              U.S. Treasury notes                                      95,014        97,704
              Investments in Partner Companies                         29,969         4,232
              Deferred income taxes                                     6,827         5,324
              Loan financing costs and other                            6,655         3,500
--------------------------------------------------------------------------------------------
                                                                     $724,861      $314,533
--------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
              Current maturities of financing lease obligations      $  1,097      $    198
              Accounts payable                                         33,485        33,455
              Accrued liabilities                                      21,744        15,403
              Short term debt                                          78,801          --
              Deferred revenue                                          1,293         1,478
              Income taxes payable                                        714          --
--------------------------------------------------------------------------------------------
                   Total current liabilities                          137,134        50,534
--------------------------------------------------------------------------------------------
LONG-TERM LIABILITIES
              Convertible debentures                                   90,000        90,000
              Capital lease obligations, net of current portion         1,589         1,481
              Deferred income taxes                                     1,213           281
              Other long-term liabilities                              10,152         2,647
--------------------------------------------------------------------------------------------
                   Total long term liabilities                        102,954        94,409

MINORITY INTERESTS                                                      2,599         2,775

STOCKHOLDERS' EQUITY:                                                 482,174       166,815
--------------------------------------------------------------------------------------------
                                                                     $724,861      $314,533
--------------------------------------------------------------------------------------------




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MRV COMMUNICATIONS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                              Six Months Ended,           Three Months Ended
----------------------------------------------------------------------------------------------------------------------------------
                                                                         June 30,        June 30,      June 30,           June 30,
                                                                          2000            1999           2000              1999
----------------------------------------------------------------------------------------------------------------------------------
                                                                      (Unaudited)     (Unaudited)     (Unaudited)      (Unaudited)
REVENUES, net                                                          $ 139,007       $ 143,367       $  73,935       $  73,251
--------------------------------------------------------------------------------------------------------------------------------

COSTS AND EXPENSES:
       Cost of goods sold                                                 88,529          93,961          45,793          47,595
       Research and development expenses                                  13,367          12,098           7,307           5,969
       Research and development expenses of
            consolidated development stage enterprises                    13,282           4,939           7,451           2,603
       Selling, general and administrative expenses                       41,481          29,804          26,467          14,750
       Amortization of goodwill and intangibles from acquisitions         13,069           1,933          12,055           1,142
--------------------------------------------------------------------------------------------------------------------------------
       Operating (loss) income                                           (30,721)            632         (25,138)          1,192

       Interest expense related to convertible notes                       2,803           2,250           1,678           1,125

       Other income, net (1)                                               1,125           2,660             488           1,257

       Provision for income taxes                                            883           1,409           1,377             782

       Minority interests                                                    332              17              45              17
--------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                                      $ (33,614)      $    (384)      $ (27,750)      $     525
--------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) PER SHARE - BASIC                                    $   (0.56)      $   (0.01)      $   (0.44)      $    0.01

NET INCOME (LOSS) PER SHARE - DILUTED                                  $   (0.56)      $   (0.01)      $   (0.44)      $    0.01
--------------------------------------------------------------------------------------------------------------------------------

SHARES USED IN PER - SHARE CALCULATION - BASIC                            59,839          53,358          62,754          53,472

SHARES USED IN PER - SHARE CALCULATION - DILUTED                          59,839          53,358          62,754          57,621
--------------------------------------------------------------------------------------------------------------------------------

(1) Includes cost of unconsolidated development stage enterprises of $1,437 and $951 for the six and three months ended June 30, 2000

SUPPLEMENTAL PRO FORMA INFORMATION (UNAUDITED)

AMORTIZATION OF INTANGIBLES FROM ACQUISITIONS,
  net of tax effects                                                      13,069           1,933          12,055           1,142

DEFERRED COMPENSATION EXPENSE, net of tax effects                          7,328            --             7,328            --

DEVELOPMENT STAGE ENTERPRISES, net of tax effects                         14,719           4,939           9,565           2,603
--------------------------------------------------------------------------------------------------------------------------------

NET INCOME BEFORE AMORTIZATION  OF ACQUISITION INTANGIBLES AND
     RECOGNIZED DEVELOPMENT STAGE ENTERPRISE COSTS                     $   1,502       $   6,488       $   1,198       $   4,270
--------------------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE BEFORE AMORTIZATION OF ACQUISITION
     INTANGIBLES AND  RECOGNIZED DEVELOPMENT STAGE ENTERPRISE
     COSTS - BASIC                                                     $    0.03       $    0.12       $    0.02       $    0.08

EARNINGS PER SHARE BEFORE AMORTIZATION OF ACQUISITION
     INTANGIBLES AND RECOGNIZED DEVELOPMENT STAGE ENTERPRISE
     COSTS - DILUTED                                                   $    0.02       $    0.12       $    0.02       $    0.07

--------------------------------------------------------------------------------------------------------------------------------
SHARES USED IN PER - SHARE CALCULATION - BASIC                            59,839          53,358          62,754          53,472

SHARES USED IN PER - SHARE CALCULATION - DILUTED                          66,767          56,391          68,925          58,326

